HENDERSON GLOBAL FUNDS

Henderson European Focus Fund
Henderson Global Equity Income Fund
Henderson Global Opportunities Fund
Henderson Global Technology Fund
Henderson International Opportunities Fund
Henderson Japan-Asia Focus Fund
Henderson US Focus Fund
Henderson Worldwide Income Fund

Supplement dated December 28, 2006
to Statement of Additional Information dated November 30, 2006

1.    The following disclosure replaces the seventh paragraph under “INVESTMENT ADVISORY AND OTHER SERVICES-Investment Adviser and Subadviser,” effective December 29, 2006:

The Adviser pays HIML a monthly fee for providing investment subadvisory services at an annual rate of the average net assets of each Fund as set forth below:

Global Equity Income Fund	0.40% on the first $500 million of daily net assets; 0.30% on the next $1 billion of daily net assets; 0.25% on the next $500 million of daily net assets; and 0.20% on daily net assets over $2 billion
European Focus Fund	0.45% on the first $500 million of daily net assets; 0.35% on the next $1 billion of daily net assets; and 0.30% on daily net assets over $1.5 billion
Global Opportunities Fund	0.45% on the first $1 billion of daily net assets; 0.30% on the next $1 billion of daily net assets; and 0.25% on daily net assets over $2 billion

Global Technology Fund	0.45% on the first $500 million of daily net assets; 0.40% on the next $500 million of daily net assets; and 0.35% on daily net assets over $1 billion
International Opportunities Fund	0.50% on the first $1 billion of daily net assets; 0.35% on the next $1 billion of daily net assets; and 0.25% on daily net assets over $2 billion
Japan-Asia Focus Fund	0.45% on the first $500 million of daily net assets; 0.35% on the next $1 billion of daily net assets; and 0.30% on daily net assets over $1.5 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.